Mercantile
Bank Corporation

Investor Presentation

January 2024



Executive Management Team



ROBERT KAMINSKI, JR.

PRESIDENT & CHIEF EXECUTIVE OFFICER

Mr. Kaminski joined the Bank in 1997 and has over 39 years of commercial banking experience. Mr. Kaminski was appointed President and Chief Executive Officer of Mercantile on January 1, 2017 and continues to serve as Chief Executive Officer of the Bank, a position he has held since 2015.



RAYMOND REITSMA

EVP, CHIEF OPERATING OFFICER & PRESIDENT OF THE BANK

Mr. Reitsma was appointed President of the Bank effective January 1, 2017, and has been with the Bank for 20 years, beginning with his initial role as a Commercial Loan Manager in 2003, including holding the title of Senior Lender for eight years.



CHARLES CHRISTMAS

EVP, CHIEF FINANCIAL OFFICER & TREASURER

Mr. Christmas joined the Bank in 1998 and has over 36 years of banking experience. Before being promoted to his current role, he served as Senior Vice President and Chief Financial Officer of Mercantile and the Bank from 2000 to 2015. Mr. Christmas also serves as Treasurer of Mercantile, a position he has held since 2000.

Forward-Looking Statements

This presentation contains statements or information that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipates," "intends," "plans," "goal," "seeks," "believes," "projects," "estimates," "expects," "indicates," "strategy," "future," "is likely," "may," "should," "will," and variations of such words and similar references to future periods. Any such statements are based on current expectations that involve a number of risks, uncertainties and assumptions ("Future Factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. We undertake no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events (whether anticipated or unanticipated), or otherwise. Therefore, actual results and outcomes may differ materially from the results expressed or forecasted in such forward-looking statements. Future factors include, among others, adverse changes in interest rates and interest rate relationships; increasing rates of inflation and slower growth rates or recession; significant declines in the value of commercial real estate; market volatility; demand for products and services; climate impact; labor markets; the degree of competition by traditional and nontraditional financial services companies; changes in banking regulation or actions by bank regulators; changes in tax laws and other laws and regulations applicable to us; changes in prices, levies, and assessments; the impact of technological advances; potential cyber-attacks, information security breaches and other criminal activities; litigation liabilities; governmental and regulatory policy changes; the outcomes of existing or future contingencies; trends in customer behavior as well as their ability to repay loans; changes in local real estate values; damage to our reputation resulting from adverse publicity, regulatory actions, litigation, operational failures, and the failure to meet client expectations and other facts; the transition from LIBOR to SOFR; changes in the national and local economies; unstable political and economic environments; disease outbreaks, such as the COVID-19 pandemic or similar public health threats, and measures implemented to combat them; and risk factors described in our annual report on Form 10-K for the year ended December 31, 2022, including those disclosed from time to time in filings made by Mercantile with the Securities and Exchange Commission. Investors are cautioned not to place undue reliance on any forward-looking statements contained herein.

Financial Performance

Fourth Quarter & Full Year 2023

Performance Highlights

Full Year 2023 Highlights

Net Interest Margin	Commercial Loan Growth	Non-Performing Assets/ Total Assets*	Tang. Equity/ Tang. Assets*	Total Risk-Based Capital Ratio*
4.05%	8%	0.07%	8.9%	13.7%

		Three Months Ended		Twelve Months Ended	
		December 31, 2022	**December 31, 2023**	December 31, 2022	**December 31, 2023**
Net Income	$	21,803,000	**20,030,000**	61,063,000	**82,217,000**
Basic earnings per share	$	1.37	**1.25**	3.85	**5.13**
Diluted earnings per share	$	1.37	**1.25**	3.85	**5.13**
Average basic shares outstanding		15,887,983	**16,044,223**	15,859,889	**16,015,678**
Average diluted shares outstanding		15,887,983	**16,044,223**	15,859,901	**16,015,678**

*As of December 31, 2023.

Net Interest Income

2023 increase in net interest income depicts net interest margin expansion and loan growth

Change in Net Interest Income	
QTD-over-QTD Δ	YTD-over-YTD Δ
-4%	+22%

		Three Months Ended		Twelve Months Ended	
		December 31, 2022	December 31, 2023	December 31, 2022	December 31, 2023
INTEREST INCOME					
Loans, including fees	$	53,787,000	68,876,000	166,848,000	253,108,000
Investment securities	$	2,841,000	3,312,000	10,337,000	12,704,000
Other interest-earning assets	$	1,650,000	1,615,000	4,654,000	5,546,000
Total interest income	$	58,278,000	73,803,000	181,839,000	271,358,000
INTEREST EXPENSE					
Deposits	$	4,040,000	19,015,000	10,037,000	55,444,000
Short-term borrowings	$	141,000	781,000	294,000	2,847,000
Federal Home Loan Bank advances	$	1,595,000	3,252,000	7,125,000	11,367,000
Other borrowed money	$	1,845,000	2,106,000	6,139,000	8,155,000
Total interest expense	$	7,621,000	25,154,000	23,595,000	77,813,000
Net interest income	$	50,657,000	48,649,000	158,244,000	193,545,000
Provision for credit losses	$	3,050,000	1,800,000	6,550,000	7,700,000
Net interest income after provision for credit losses	$	47,607,000	46,849,000	151,694,000	185,845,000

Net Interest Margin

Improved net interest margin

- Reflects higher interest rate environment
- Proactive balance sheet management strategies such as matched funding fixed rate loans and commercial loan back-to-back interest rate swap program


2.7%
2.6%
2.9%
3.6%
4.3%
4.3%
4.1%
4.0%
3.9%
4th Qtr 2021
1st Qtr 2022
2nd Qtr 2022
3rd Qtr 2022
4th Qtr 2022
1st Qtr 2023
2nd Qtr 2023
3rd Qtr 2023
4th Qtr 2023
Net Interest Margin

	2021 4th Qtr	2022 1st Qtr	2022 2nd Qtr	2022 3rd Qtr	2022 4th Qtr	2023 1st Qtr	2023 2nd Qtr	2023 3rd Qtr	**2023 4th Qtr**
Earning Asset Yields:									
Loans	4.07%	3.87%	3.97%	4.56%	5.49%	5.90%	6.19%	6.37%	6.53%
Investments	1.46%	1.52%	1.68%	1.79%	1.91%	1.95%	2.00%	2.13%	2.18%
Other	0.15%	0.19%	0.76%	2.15%	3.60%	4.18%	4.88%	5.26%	5.31%
Total Earning Assets	3.12%	2.99%	3.32%	4.04%	4.95%	5.35%	5.61%	5.78%	5.95%
Cost of Funds:									
Deposits	0.19%	0.19%	0.19%	0.24%	0.42%	0.87%	1.36%	1.67%	1.94%
Borrowed Funds	1.66%	1.82%	1.90%	1.99%	2.13%	2.51%	2.90%	2.98%	3.15%
Total Earning Assets	0.38%	0.42%	0.44%	0.48%	0.65%	1.07%	1.56%	1.80%	2.03%
Net Interest Margin	2.74%	2.57%	2.88%	3.56%	4.30%	4.28%	4.05%	3.98%	3.92%

Yield on Assets / Cost of Funds

Meaningful increase in yield on loans

- Increasing interest rate environment
- Floating rates on over two-thirds of commercial loans

Gradual increase in cost of funds

- Delayed increase in deposit costs for most of 2022
- Deposit rate increases and change in funding mix throughout 2023


8.0%
6.0%
4.0%
2.0%
0.0%
(2.0%)
4th Qtr 2022
1st Qtr 2023
2nd Qtr 2023
3rd Qtr 2023
4th Qtr 2023
Year-to-Date
2022
2023
Yield on total earning assets
Cost of funds (total earning assets)
Net interest margin (fully tax-equivalent)

Noninterest Income

Notable increase in several treasury management fee income categories


$10,000,000
$7,500,000
$5,000,000
$2,500,000
$0
4Q22
1Q23
2Q23
3Q23
4Q23
Other income
Earnings on bank owned life insurance
Interest rate swap income
Mortgage banking income
Gain on sale of other real estate owned
Payroll services
Credit and debit card income
Service charges on accounts

Noninterest Expense

Stable Cost Structure

- Consistent efficiency ratio
- Increased but stable overheard costs:
  - Higher salary costs
  - Higher swap collateral holding costs
  - Industry-wide increase in FDIC assessment rates

53%*
Efficiency Ratio


$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
55%
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
4Q22
1Q23
2Q23
3Q23
4Q23
Other expense
Data processing costs
Furniture and equipment
Occupancy
Salaries and benefits
Efficiency Ratio

*As of December 31, 2023.

Mortgage Loan Portfolio*

Mortgage Loan Originations


$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
4th Qtr 2022
1st Qtr 2023
2nd Qtr 2023
3rd Qtr 2023
4th Qtr 2023
Refinance mortgage loans originated
Purchase mortgage loans originated

Mortgage Loan Sale Production


$80,000
$60,000
$40,000
$20,000
$0
Saleable Loans
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Income on Sales of Mortgage Loans
4th Qtr 2022
1st Qtr 2023
2nd Qtr 2023
3rd Qtr 2023
4th Qtr 2023
Total saleable mortgage loans
Income on sale of mortgage loans

*in thousands

Asset Quality


Average Loans (in thousands)
$3,888,000
$3,928,000
$4,018,000
$4,054,000
$4,184,000
4th Qtr 2022
1st Qtr 2023
2nd Qtr 2023
3rd Qtr 2023
4th Qtr 2023

Asset quality measures remain strong

- Reflects ongoing commitment to soundly and vigilantly underwrite loans and strength of borrowers
- Continuing to build reserve: 8 bps increase year-over-year

Asset Quality Metrics

($ in thousands)		4th Qtr 2022	1st Qtr 2023	2nd Qtr 2023	3rd Qtr 2023	4th Qtr 2023
Gross loan charge-offs	$	100	100	500	200	100
Recoveries	$	200	100	300	200	200
Net loan charge-offs (recoveries)	$	(100)	0	200	0	(100)
Net loan charge-offs (recoveries) to average loans		(0.01%)	0	0.02%	0	(0.01%)
Provision for credit losses	$	3,100	600	2,000	3,300	1,800
Allowance for credit losses	$	42,200	42,900	44,700	48,000	49,900
Allowance to loans		1.08%	1.08%	1.10%	1.17%	1.16%
Nonperforming loans	$	7,700	7,800	2,100	5,900	3,400
Other real estate/repossessed assets	$	0	700	700	100	200
Nonperforming loans to total loans		0.20%	0.20%	0.05%	0.14%	0.08%
Nonperforming assets to total assets		0.16%	0.17%	0.05%	0.11%	0.07%

Loan Repricing*

The majority of total loans (71%) have a floating rate

- 70% of commercial loans have a floating rate.
- 80% of fixed rate commercial loans mature within five years.
- In aggregate, approximately 84% of total loans are subject to repricing within the next five years.


$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
0 - 12 Months
1 - 5 Years
Over 5 Years
Commercial Variable Rate Loans:
Commercial Fixed Rate Loans:
Retail Variable Rate Loans:
Retail Fixed Rate Loans:

*As of December 31, 2023. Includes total loan portfolio. $ in thousands

Total Loan Portfolio Rate Type


Fixed Rate Loans: 29%
Variable Rate Loans: 71%

Total Loan Portfolio Repricing Breakdown


Over 5 Years 16%
0 - 12 Months 58%
1 - 5 Years 26%

Investment Portfolio
Gains & Losses ($ in thousands)

- Net unrealized losses started to increase meaningfully during the first quarter of 2022 due to the increasing interest rate environment.
- Net unrealized losses (before tax) equaled $64 million as of December 31, 2023.

As of December 31, 2023


$500,000
$400,000
$300,000
$200,000
$100,000
$0
($100,000)
U.S. Gov't Agency Bonds
Municipal Bonds - GO
Municipal Bonds - Revenue
Mortgage-Backed Securities
Amortized Cost
Unrealized Gains
Unrealized Losses
Fair Value

As of December 31, 2022


$500,000
$400,000
$300,000
$200,000
$100,000
$0
($100,000)
U.S. Gov't Agency Bonds
Municipal Bonds - GO
Municipal Bonds - Revenue
Mortgage-Backed Securities
Amortized Cost
Unrealized Gains
Unrealized Losses
Fair Value

Investment Portfolio Maturities
($ in thousands)

- Laddered maturities generally on U.S. Government agency and municipal bond segments.
- Significant majority of the U.S. Government agency bonds mature within the next seven years, with over three-fourths of the municipal bonds maturing over the next ten years.

	As of December 31, 2023				As of December 31, 2022			
	Amortized Cost	Net Unrealized Gains / (Losses)	Fair Value	Average Yield	Amortized Cost	Net Unrealized Gains / (Losses)	Fair Value	Average Yield
U.S. Gov't Agency Bonds								
One year or less	$ 44,000	(1,300)	42,700	0.55%	12,000	(500)	11,500	0.29%
Over one through five years	$ 200,300	(18,000)	182,300	1.08%	194,300	(19,900)	174,400	0.90%
Over five through ten years	$ 194,400	(31,800)	162,600	1.70%	229,900	(40,800)	189,100	1.60%
Over ten years	$ 3,800	(900)	2,900	1.81%	17,600	(3,900)	13,700	1.95%
Totals	$ 442,500	(52,000)	390,500	1.29%	453,800	(65,100)	388,700	1.26%
Municipal Bonds								
One year or less	$ 13,700	(100)	13,600	2.00%	9,300	(100)	9,200	1.36%
Over one through five years	$ 61,300	(1,900)	59,400	2.51%	54,900	(2,000)	52,900	2.39%
Over five through ten years	$ 85,300	(4,100)	81,200	2.85%	88,800	(6,300)	82,500	2.65%
Over ten years	$ 42,500	(100)	42,400	4.08%	40,300	(3,200)	37,100	3.51%
Totals	$ 202,800	(6,200)	196,600	2.95%	193,300	(11,600)	181,700	2.68%

Capital Regulatory Ratios
(Mercantile Bank Data)

Actual and Adjusted* Capital Ratios vs. Requirements


14%
12%
10%
8%
6%
4%
2%
0%
Dec-21
Mar-22
Jun-22
Sep-22
Dec-22
Mar-23
Jun-23
Sep-23
Dec-23
As Reported Total Risk-Based Capital Ratio
As Reported Tier 1 Leverage Capital Ratio
Total Risk-Based Capital Requirement
Tier 1 Leverage Capital Requirement
Adjusted Total Risk-Based Capital Ratio
Adjusted Tier 1 Leverage Capital Ratio

Excess Capital vs. Unrealized Gains/(Losses)*
(in thousands)


$250,000
$200,000
$150,000
$100,000
$50,000
$0
($50,000)
($100,000)
Dec-21
Mar-22
Jun-22
Sep-22
Dec-22
Mar-23
Jun-23
Sep-23
Dec-23
As Reported Excess Total Risked-Based Capital @ 10.0%
After Tax Net Unrealized Gain/(Loss):
Adjusted Excess Total Risked-Based Capital @ 10.0%*

As of December 31, 2023

Tier 1 Leverage Capital Ratio
12.2%

Total Risk Based Capital Ratio
13.4%

Total Risk Based Capital Ratio
*Adjusted for Unrealized Gains/Losses**
12.5%

Excess Total Risk Based Capital
$177 Million

Excess Total Risk Based Capital
*Adjusted for Unrealized Gains/Losses**
$127 Million

**Adjusted Capital and Ratios are adjusted for the after tax net unrealized gains/losses*

Deposits & Sweep Accounts


$4.1 Billion as of December 31, 2023
Noninterest-Bearing Checking 30%
Interest-Bearing Checking 16%
Money Market 23%
Savings 6%
Time Under $100,000 4%
Time $100,000 & Over 11%
Brokered Deposits 4%
Sweep Accounts 6%


$3.9 Billion as of December 31, 2022
Brokered Deposits 0%
Noninterest-Bearing Checking 41%
Interest-Bearing Checking 15%
Money Market 20%
Savings 10%
Time Under $100,000 3%
Time $100,000 & Over 6%
Sweep Accounts 5%

Large Depositors

Includes Sweep Account Balances

Depositors with over $5 million as of December 31, 2023



Total – 71 relationships aggregating $1.1 billion

- Business/Individual – 57 relationships aggregating $1.0 billion
- Governmental – 14 relationships aggregating $0.1 billion

Depositors with over $5 million as of December 31, 2018

Total - 32 relationships aggregating $450 million

- Portion of 2018 depositors with over $5 million remaining in 2023:
  25 relationships aggregating:
  $398 million as of December 31, 2018
  $560 million as of December 31, 2023
- Portion with deposits less than $5 million in 2023


Balance of the 25 relationships in 2018 vs. 2023
25 relationships over $5 million
2023: $560 million
2018: $398 million

Deposit Balances*

Deposits comprised of mostly business accounts


Personal
36%
Business
64%

($ in thousands)		December 31, 2023		December 31, 2022	
		Personal	Business	Personal	Business
Noninterest-Bearing Checking	$	208,800	1,038,000	241,300	1,364,800
Interest Checking	$	201,300	434,500	299,300	275,700
Savings	$	220,700	41,800	312,100	69,500
Money Market	$	307,200	650,300	258,500	535,500
Certificates of Deposit	$	413,300	215,800	212,200	143,900
Total Deposits	$	1,351,300	2,318,200	1,323,400	2,389,400

*As of December 31, 2023. Excludes brokered deposits.

Sources of Liquidity*

Source		Availability ($ in thousands)
Unsecured Federal Funds Lines of Credit	$	70,000
FHLB of Indianapolis Advance Program	$	429,000
Unpledged Investments	$	387,000

*As of December 31, 2023.

Thoughts on 2024

Prime/SOFR Rates

- 25 basis point reduction in both July and October

2024 Performance Metrics

	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Loan Growth	4.00% - 6.00%	4.00% - 6.00%	4.00% - 6.00%	4.00% - 6.00%
Net Interest Margin	3.70% - 3.80%	3.70% - 3.80%	3.70% - 3.80%	3.70% - 3.80%
Fee Income	$7.5M - $8.5M	$8.0M - $9.0M	$8.0M - $9.0M	$8.0M - $9.0M
Overhead Costs	$29.0M - $30.0M	$29.5M - $30.5M	$29.5M - $30.5M	$29.5M - $30.5M
Federal Tax Rate	20%	20%	20%	20%

Strong Credit Culture

Diversified Lending

Total Loans*

($ in thousands)	Balance	Percentage
Commercial Loans		
Commercial and Industrial	$ 1,254,600	29%
Real Estate – NonOwner Occupied	$ 1,035,700	24%
Real Estate – Owner Occupied	$ 717,700	17%
Real Estate – Multi-Family & Residential Rental	$ 332,600	8%
Real Estate – Land Development & Residential Construction	$ 74,700	1%
Total Commercial Loans	$ 3,415,300	79%
Retail Loans		
1 – 4 Family Mortgages	$ 837,400	20%
Other Consumer	$ 51,100	1%
Total Retail Loans	$ 888,500	21%
Total Loans	**$** 4,303,800	100%

*As of December 31, 2023.

Asset Quality Metrics

7 bps*
Nonperforming Assets to Total Assets

Quarter Trends ($ in thousands)

	9/30/22	12/31/22	3/31/23	6/30/23	9/30/23	12/31/23
Net loan charge-offs (recoveries) $	(200)	(100)	0	200	0	(100)
Net loan charge-offs (recoveries) to average loans *(annualized)*	(0.03%)	(0.01%)	0	0.02%	0	<0.01%
Allowance to loans	1.01%	1.08%	1.08%	1.10%	1.17%	1.16%
Nonperforming loans to total loans	0.04%	0.20%	0.20%	0.05%	0.14%	0.08%
Nonperforming assets to total assets	0.03%	0.16%	0.17%	0.05%	0.11%	0.07%

As of December 31, 2023.

Core Commercial Loan Growth ($ in millions)

8%
Commercial loan growth in 2023

Five Quarter Loan Growth Trends


Core Commercial Loans
$3,500
$3,400
$3,300
$3,200
$3,100
$3,000
$3,148
$3,158
$3,206
$3,238
$3,415
Dec-22
Mar-23
Jun-23
Sep-23
Dec-23

Five Year Annual Loan Growth Trends

		12/31/19	12/31/20	12/31/21	12/31/22	12/31/23
Core Commercial Loans	$	2,451	2,438	2,923	3,147	3,415
PPP Loans	$	-	365	40	1	0
Total Commercial Loans	$	2,451	2,803	2,963	3,148	3,415

Lending Commitments ($ in millions)

		12/31/22	3/31/23	6/30/23	9/30/23	12/31/23
Construction Loans						
Commercial	$	197	285	327	379	311
Residential	$	72	58	59	54	46
Commitments to Make Loans*	$	330	347	351	288	262
Total	$	599	690	737	721	619

Commitments to make loans generally reflect our binding obligations to existing and prospective commercial customers to extend credit, including line of credit facilities secured by accounts receivable and inventory, and term debt secured by either real estate or equipment.

Composition Commercial Loan Portfolio *


Loan Type
Commercial Real Estate - Non-Owner Occupied 30%
Commercial Real Estate - Multi-Family & Residential Rental 10%
Commercial & Industrial 37%
Commercial Real Estate - Owner Occupied 21%
Commercial Vacant Land, Land Development & Residential Construction 2%


Industry
Wholesale Trade 5%
Retail Trade 6%
Transportation & Warehousing 1%
Manufacturing 19%
Information <1%
Construction 5%
Finance & Insurance 3%
Services 21%
Real Estate, Rental & Leasing 38%
Agriculture, Oil & Gas Extraction & Utilities 1%

Credit Risk Profile by Internal Credit Risk Grades ($ in millions)

Internal Credit Risk Grade Groupings		Commercial & Industrial	Commercial Vacant Land, Land Dev. & Residential Construction	Commercial Real Estate - Owner Occupied	Commercial Real Estate - Non-Owner Occupied	Commercial Real Estate - Multi-Family & Residential Rental
Grades 1-4	$	724.2	34.9	468.4	451.0	172.5
Grades 5-7	$	505.8	39.7	248.8	573.8	147.9
Grades 8-9	$	24.6	0.1	0.5	10.9	12.2
Total Commercial	$	1,254.6	74.7	717.7	1,035.7	332.6

*As of December 31, 2023.

Rate Type Commercial Loans* ($ in thousands)

Rate Type Breakdown


32%
68%
Floating Rate Commercial Loans
Fixed Rate Commercial Loans

		Balance
Floating Rate Commercial Loans	$	2,321,000
Fixed Rate Commercial Loans	$	1,094,300
Total Commercial Loans	$	3,415,300

*As of December 31, 2023.

Past Due Loans

Commercial & Retail Past Due Loans* ($ in millions)

		30 - 59 Days Past Due	60 - 89 Days Past Due	> 89 Days Past Due	Total Past Due	Current	Total Loans	Recorded Balance > 89 Days & Accruing
Commercial & Industrial	$	-	-	0.2	0.2	1,254.4	1,254.6	-
Vacant Land, Land Development, Residential Construction	$	-	-	-	-	74.7	74.7	-
Real Estate - Owner Occupied	$	-	-	0.1	0.1	717.6	717.7	-
Real Estate - Non-Owner Occupied	$	-	-	-	-	1,035.7	1,035.7	-
Real Estate - Multi-Family & Residential Rental	$	-	-	-	-	332.6	332.6	-
Total Commercial	$	-	-	0.3	0.3	3,415.0	3,415.3	-
1-4 Family Mortgages	$	0.9	0.2	0.1	1.2	836.2	837.4	-
Other Consumer Loans	$	0.1	-	-	0.1	51.0	51.1	-
Total Retail	$	1.0	0.2	0.1	1.3	887.2	888.5	-
Total Past Due Loans	**$**	**1.0**	**0.2**	**0.4**	**1.6**	**4,302.2**	**4,303.8**	-

*As of December 31, 2023. Excludes current non-accrual loans.

Past Due Loans


4 bps*
as % of
Total Loans
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Millions
12/31/21
3/31/22
6/30/22
9/30/22
12/31/22
3/31/23
6/30/23
9/30/23
12/31/23
30-89 Days Past Due
90 Days & Over Past Due
Over 89 Days Past Due & Accruing

*As of December 31, 2023.

FDIC Commercial Real Estate Lending Concentration Guideline

Commercial Real Estate Loans / Total Regulatory Capital

Generally not to exceed 300%


300%
290%
280%
270%
260%
250%
240%
230%
220%
210%
200%
12/31/22
3/31/23
6/30/23
9/30/23
12/31/23

Non-Owner Occupied Commercial Real Estate Lending*


Office
Retail
Industrial
Hotel
Assisted Living
Other NOO CRE
Remainder of Commercial Loans
6%
6%
6%
3%
2%
1%
Remainder of Loan Portfolio
Non-Owner Occupied CRE As % of Total Loans

($ in thousands)		Balance	Percentage of NOO CRE	Percentage of Total Loans
Office	$	271,500	26%	6%
Retail**	$	256,300	25%	6%
Industrial	$	233,500	22%	6%
Assisted Living	$	131,400	13%	3%
Hotel	$	100,600	10%	2%
Other	$	42,400	4%	1%
Total	$	1,035,700	100%	24%

*As of December 31, 2023.
**Retail is defined using S&P GICS classifications for the Retailing Industry, in addition to restaurants and NOO-CRE with direct exposure to multi use retailing businesses.

Company Overview

Mercantile Bank...

- Is the largest bank headquartered in the state of MI.
- Was founded in 1997 in Grand Rapids, MI.
- Has more than 600 employees & 43 locations.
- Offers more than 75 products & services supporting commercial, business, governmental, educational, nonprofit, treasury & personal banking needs.

We invest in our communities by...

- Volunteering more than 21,000 hours in community service supporting more than 800 organizations.
- Teaching more than 220 financial wellness classes.
- Donating nearly $1,000,000 to local non-profits & fundraisers.



Strategic Initiatives

LEVERAGE INVESTMENTS

- Expand usage of Treasury Management products and services, enhancing deposit growth and fee income
- Cultivate new market growth
  - Southeast Michigan
  - Midland, Michigan
  - Petoskey, Michigan
  - Saginaw, Michigan
  - Traverse City, Michigan
- Further entrench strong presence in Grand Rapids/Kent County
- Capitalize on merger disruptions
- Continue to deepen new and current relationships

DIGITAL DELIVERY

- Expand customer utilization of digital banking services
- Personalize the digital experience
- Deploy digital onboarding for all products
- Leverage data to customize client interactions and refine internal systems
- Offer best-in-class products and services
- Continued enhancement of digital products and services

PEOPLE & CULTURE

- Recruit and retain top talent and develop emerging leaders
- Maintain strong training programs
- Expand Diversity, Equity & Inclusion initiatives
- Implement best practices with evolving Environmental, Social & Governance frameworks
- Support customers during times of economic uncertainty
- Continue development of strong community partnerships and volunteer involvement

RISK & PROCESS

- Maintain dynamic Enterprise Risk Management Program
- Optimize "work from home/work from office" framework
- Evolve branches into relationship centers
- Ensure strong capital and liquidity positions to support growth strategy
- Maintain robust asset, transaction and risk analysis processes
- Deploy data analytics programs to improve efficiency and monitor risk

Forward Progress

ESG

Environmental, Social & Governance

- Engaged and active ESG Committee with Board Governance Committee oversight.
- Branch and office optimizations with more efficient facilities in the same markets, including the deployment of Video Banking Machines and the opening of locations in new markets.
- Ongoing expansion of strong community partnerships with staff volunteering over 21,000 hours in 2022, impacting 817 organizations.
- Risk management monitoring through a risk and control framework encompassing a variety of separate but complementary financial, credit, operational, compliance and legal reporting systems and processes.
- Corporate and employee donations of approximately $1.1 million in support of non-profit organizations within our communities in 2022.
- Installation of Electric Vehicle charging stations on a pilot program.
- 225 tons of paper securely shredded and recycled in 2022.
- $316 million in Community Development lending in 2022.
- Providing ongoing financial education classes to schools and community organizations.
- $1.2 million diverse vendor spend in 2022 and an active Diverse Vendor Program with over 100 registered diverse vendors.

DEI

Diversity, Equity & Inclusion

- 33% gender, racial and ethnic diversity on Board of Directors.
- All team members have access to enriching learning and growth opportunities via a wide variety of methods, including live speaking engagements, videos, books, articles, group discussion and training sessions.
- 13.8% minority hire rate in 2022.
- Supervisors provided with best practices, resources and tools with which to engage their teams and promote collaboration across all departments.
- Diversity Council comprised of a wide cross-section of employees and departments, working together to implement supportive DEI strategies and new ideas to help ensure everyone feels like an integral part of the workplace.
- Comprehensive Diversity, Equity & Inclusion Policy, Human Rights Policy and Diverse Vendor Program.

Product Offering

Highly competitive commercial and retail capabilities.

PEER PRODUCT	MBWM	BAC	JPM	FITB	CMA
Autobooks for Small Business with Electronic Invoicing & Receivables	●				
Bill Payment & ACH	●	●	●	●	●
Cash Management	●	●	●	●	●
Credit Card Rewards	●	●	●	●	●
Electric Vehicle Car Loan	●		●		
Health Savings Account	●	●			
In-House Payroll Services & Human Capital Management Solutions	●				
Integrated Payables	●	●	●	●	●
Integrated Receivables	●	●	●	●	●
Merchant Services	●	●	●	●	●
Personal Finance Management (Within Online & Mobile Banking)	●	●	●		●
Remote Deposit Capture	●	●	●	●	●